SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2003

BAM! ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32989	77-0553117
(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Santa Clara Street, Suite 716
San Jose, California 95113
(Address of Principal Executive Offices, Including Zip Code)

(408) 298-7500
(Registrant’s Telephone Number, Including Area Code)

Item 7: Exhibits

99.1 Press release dated September 30, 2003

Item 9: Regulation FD Disclosure

(Furnished under Item 12)

This Current Report on Form 8-K is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” in accordance with interim guidance promulgated by the Securities and Exchange Commission in Release No. 34-47583 that was issued on March 27, 2003. See “Item 12. Results of Operations and Financial Condition” below.

Item 12. Results of Operations and Financial Condition.

On September 30, 2003, BAM! Entertainment announced its results of operations for the quarter and fiscal year ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

SIGNATURES

     Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 30, 2003	BAM! ENTERTAINMENT, INC.
By: /S/ STEPHEN AMBLER

Name: Stephen Ambler Title: Chief Financial Officer